SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GEOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, Florida 33777

December 18, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Meeting”) of GeoPharma, Inc., which will be held at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777, on Friday, January 18, 2008, at 10:00 a.m. Eastern Standard Time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the proposals set forth in the accompanying Proxy Statement

Your Board of Directors and management look forward to greeting you personally at the Meeting, and we appreciate your continued support of our company.

Sincerely,

/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

GEOPHARMA, INC.

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON JANUARY 18, 2008

To our Stockholders:

Notice is hereby given that the 2007 Annual Meeting of Stockholders of GeoPharma, Inc., a Florida corporation (the “Company”), will be held on January 18, 2008 at 10:00 a.m., Eastern Standard Time, at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777 for the following purposes:

1.	To approve the adoption of a classified board of directors with staggered terms (Proposal No. 1);

2.	To elect eleven members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 2);

3.	To amend the Company’s by-laws to reduce the quorum voting requirements to one-third of the shares entitled to vote. (Proposal No. 3);

4.	To authorize and approve the Company’s 2007 Incentive Stock Plan (the “2007 Incentive Plan”) (Proposal No. 4);

5.	To vote on a proposal to approve the possible issuance of more than 20% of the Company’s common stock in connection with the financing between the Company and Whitebox Pharmaceutical Growth Fund (Proposal No. 5);

6.	To ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for fiscal year 2008;

7.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the proposals. The Company intends to mail the Proxy Statement and Proxy enclosed with this notice on or about December 18, 2007, to all stockholders entitled to vote at the Annual Meeting. The Company’s Annual Report and Quarterly filings are available on the Company’s website, www.geopharmainc.com, under the “For Investors” tab and further under “SEC Filings”. If you were a stockholder of record of GeoPharma common stock (GORX) on December 6, 2007, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

/s/ MIHIR TANEJA
Mihir Taneha
Chief Executive Officer
Dated: December 18, 2007, Largo, FL

GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, FL 33777

(727) 544 - 8866

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this proxy statement and the enclosed proxy card because GeoPharma, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as further described in the proxy statement and on the enclosed proxy card. The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about December 18, 2007.

When Is the Annual Meeting?

January 18, 2008, 10:00 a.m. Eastern Standard Time

Where Will the Annual Meeting Be Held?

The meeting will be held at the Company’s corporate headquarters located at 6950 Bryan Dairy Road, Florida, 33777.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 6, 2007 (the “Record Date”) will be entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock held on that date. As of the Record Date, there were 14,402,312 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

There are six matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: To approve the adoption of a classified board of directors with staggered terms;

•	Proposal No. 2: To elect eleven members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal;

•	Proposal No. 3: To amend the Company’s by-laws to reduce the quorum voting requirements to one-third of the shares entitled to vote;

•	Proposal No. 4: To authorize and approve the Company’s 2007 Incentive Stock Plan (the “2007 Incentive Plan”);

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Proposal No. 5: To vote on a proposal to approve the possible issuance of more than 20% of the Company’s common stock in connection with the financing between the Company and Whitebox Pharmaceutical Growth Fund;

•	Proposal No. 6: To ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for fiscal year 2008;

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this proxy statement.

How do I vote?

Your vote is important. Please sign and return the enclosed proxy card in the enclosed envelope to ensure that your shares are represented at the meeting. Common stockholders may also vote by telephone or over the Internet. Please refer to the proxy card and other voting instructions included with these proxy materials for more information on the voting methods available to you. If you vote your proxy over the Internet or by telephone, you do NOT need to mail back your proxy card.

With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may abstain from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

Can I vote by telephone or electronically?

If you are a registered Common stockholder (that is, if you hold your common stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. Registered holders of Preferred Stock must sign and return the enclosed proxy card in the enclosed envelope. If your shares of common stock are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the Proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

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What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of the nominee for director and “FOR” each of the other Proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a more recent date than that of the proxy card first submitted;

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 6950 Bryan Dairy Road Largo, Florida 33777 ; or

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You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Furthermore, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

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Proposal No. 1: Proposal No. 1 (to approve the adoption of a classified board of directors with staggered terms) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

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Proposal No. 2: Proposal No. 2 (to elect eleven members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

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Proposal No. 3: Proposal No. 3 (to amend the Company’s by-laws to reduce the quorum voting requirements to one-third of the shares entitled to vote) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

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Proposal No. 4: Proposal No. 4 (to authorize and approve the Company’s 2007 Incentive Stock Plan (the “2007 Incentive Plan”) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

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Proposal No. 5: Proposal No. 5 (to approve the Agreement, dated April 5, 2007, pursuant to which the Company may issue more than 20% of the Company’s issued and outstanding common stock) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

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Proposal No. 6: Proposal No. 6 (to ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for fiscal year 2008) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1, 2, 3,4, 5 and 6 a quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 14,402,312 shares of Common Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published via press release after the meeting on January 18, 2008 and in the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2008.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF A CLASSIFIED BOARD WITH STAGGERED TERMS, THE ELECTION OF THE NOMINEE DIRECTORS, TO AMEND THE COMPANY’S BYLAWS TO REDUCE QUORUM VOTING REQUIREMENTS, THE RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN AS AUDITORS, TO APPROVE THE NOTE PURCHASE AGREEMENT AND THE AUTHORIZATION AND APPROVAL OF THE COMPANY’S NEW AMENDED PLAN.

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ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

ADOPTION OF CLASSIFIED BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the amendment of the By-Laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

Article III, Section B of the Company’s By-Laws now provide that all directors are to be elected annually for a term of one year. Florida law permits provisions in the by-laws or the articles of incorporation approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the By-Laws described in Exhibit A to this Proxy Statement would provide that directors will be classified into three classes as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2007 annual meeting; another class would hold office initially for a term expiring at the 2008 annual meeting; and another class would hold office initially for a term expiring at the 2009 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Information concerning the current nominees for election as directors at the annual meeting is set forth below under “Election of Directors.”

If this Proposal is adopted, the directors of the Company will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

* Mihir K. Taneja

* Dr. Kotha S. Sekharam

* Mr. Shan Shikarpuri

* George L. Stuart, Jr.

STANDING FOR TWO YEAR TERMS:

* Jugal K. Taneja

* Carol Dore-Falcone

* Dr. Barry H. Dash

* William L. LaGamba

STANDING FOR THREE YEAR TERMS:

* Dr. Rafick Henein

* A. Theodore Stautberg

* Mandeep K. Taneja

By approving Proposal One, stockholders will be approving the Classified Board Provision, the election of the same directors as would be elected to the Board of Directors of the Company in the event Proposal Two is approved by the stockholders, and the initial classification of directors set forth above.

Our Board believes that staggered terms for directors provide stability and continuity in the Board of Directors’ leadership and policies, ensuring that a majority of directors will always be familiar with the Company’s long-term strategy and goals. This knowledge will assist the directors in fulfilling their duties to our stockholders, providing for greater effectiveness, which ultimately creates value for our stockholders. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. Electing directors to two- or three-year terms will not reduce their accountability to our stockholders. Regardless of their term, all directors will have the same duties and responsibilities to our stockholders.

The Board of Directors also believes that the classified board will assist the Board of Directors in protecting the interests of the Company’s stockholders against potentially coercive takeover tactics where a party might attempt to acquire control of the Company on terms that do not offer the greatest value to all stockholders. The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of the votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two Annual Meetings for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

Seen as a disadvantage on the other hand, because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of the Company’s shares by causing it to take longer for a person or group of persons who acquire such a block of shares to effect a change in management. The classified board proposal will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

In addition, Florida law provides that the stockholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that directors may be removed only for “cause.” Cause is not defined in the statute, but it is generally considered a difficult standard to meet in any attempt to remove a director. The amendment of the Company’s By-Laws will specifically provide that directors may be removed only for cause. This will have the effect of preventing a majority stockholder from voting to remove directors whose three-year terms have not yet expired.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE STAGGERED BOARD AMENDMENT.

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ACTIONS TO BE TAKEN AT THE MEETING

ITEM 2

ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect eleven (11) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the eleven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Name	Age	Position
Jugal K. Taneja	64	Chairman of the Board and Director
Mihir K. Taneja	33	Chief Executive Officer, Secretary and Director
Dr. Kotha S. Sekharam	53	President and Director
Carol Dore-Falcone	43	Vice President and Chief Financial Officer
Mandeep K. Taneja	34	General Counsel, Director
Dr. Barry H. Dash	71	Director
Shan Shikarpuri	52	Director
George L. Stuart, Jr.	57	Director
A. Theodore Stautberg	60	Director
Dr. Rafick Henein	67	Director
William L. LaGamba	48	Director

JUGAL K. TANEJA has served as GeoPharma’s Chairman of the Board since June 1998. Until June 1998, he also served as Chief Executive Officer for Dynamic. He is also the Chairman of the Board of Dynamic Health, a position he has held since 1992. From November 1991 until December 1998, he also served as the Chairman of the Board and Chief Executive Officer of NuMed Home Health Care, Inc., a provider of home health care services and contract staffing of health care employees. From June 1993 until March 1998, he was also the Chief Executive Officer of National Diagnostics, Inc., a provider of medical diagnostic services. NuMed Home Health Care, Inc and National Diagnostics, Inc., are publicly traded companies. Since April 1996, Mr. Taneja is also a Director of DrugMax, Inc., a public company operating as an online business to business wholesaler and retailer of pharmaceuticals, over-the-counter drugs, health and beauty care products and private label dietary supplements. Mr. Taneja is also a director of Eonnet Media, Inc., a public company. Although he devotes substantial time to GeoPharma’s operations and business, Mr. Taneja does not devote his full time to GeoPharma’s business. Mr. Taneja is the father of Mihir K. Taneja, GeoPharma’s chief executive officer.

MIHIR K. TANEJA has served as GeoPharma’s Chief Executive Officer, Secretary and a Director since November 1999. Prior to this he served as our Vice President of Marketing since June 1998. He also served as Dynamic Health’s Vice President of Marketing from July 1996 to November 1999. Prior to joining Dynamic Health, Mr. Taneja served as a market and financial analyst for Bancapital Corporation from 1994 to 1996. Mr. Taneja holds Bachelor of Arts degrees in finance and marketing from the University of Miami. Mr. Taneja is the son of Jugal K. Taneja, GeoPharma’s Chairman of the Board, and the brother of Madeep Taneja, GeoPharma’s General Counsel.

DR. KOTHA S. SEKHARAM currently serves as GeoPharma’s President and a Director. Prior to this, Dr. Sekharam was a founder and director of Nu-Wave Health Products, Inc., a developer and manufacturer of over-the-counter analgesic roll-ons and creams, dietary supplements and health and beauty care products. Dynamic acquired 80% of Nu-Wave in September 1995 and the additional 20% of Nu-Wave in July 1997. Dr. Sekharam served as President of Nu-Wave from June 1996 through March 1998 and Vice President of Nu-Wave from September 1995 until June 1996. From 1992 until September 1995, he served as Director of Research and Development of Energy Factors, Inc., our predecessor. He served as President of Dynamic from June 1996 until October 2000, and has served as our President since June 1998. Presently, he continues to serve as our President and as a director of Dynamic Health. Dr. Sekharam holds a Ph.D. in food sciences from Central Food Technological Research Institute, Mysore, India, a United Nations university center and has been employed in the food and health industry since 1982.

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CAROL DORE-FALCONE has served as GeoPharma’s Vice President and Chief Financial Officer since August 1999. She has also served as Vice President and Chief Financial Officer of Dynamic from August 1999 until November 7, 2000. Prior to joining us, Ms. Dore-Falcone was employed as an audit manager with Deloitte & Touche, Certified Public Accountants, where she had served in various capacities since January 1990. Ms. Dore-Falcone is a certified public accountant and holds a B.S. degree in Accounting from Montclair State University and an M.B.A. from the University of Tampa.

MANDEEP K. TANEJA is a director and General Counsel of GeoPharma. He has served as a director and President of Dynamic Health since November 2000, and as Dynamic Health’s Chief Executive Officer since December 2002. Prior to that he served as President of the Company’s subsidiary, Online Meds Rx, Inc., formerly known as Dynamic Life, Inc., since June 2000. In addition, he served as Director of Finance for Dynamic Life Korea Ltd. from April 2000 until November 2001. Prior to that he was employed as an associate of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. Mr. Taneja holds a Bachelor of Arts degree in political science from the University of Rochester as well as Management Certificates in marketing and organizational behavior. He also holds a Juris Doctorate from the University of Miami and is an attorney. Mr. Taneja is the son of Jugal K. Taneja, GeoPharma’s Chairman of the Board, and the brother of Mihir Taneja, GeoPharma’s Chief Executive Officer.

DR. BARRY H. DASH has served as GeoPharma’s Director since January , 2004. In addition, Dr. Dash has been President of Dash Associates, LLC since 1995, where he provides consulting to the pharmaceutical and health care industries. Prior to this he served for 31 years as a Senior Vice President of American Home Products Corporation, Whitehall-Robins Healthcare and was a Professor with Columbia University. Dr. Dash holds a Ph. D. in Medicinal Chemistry and Pharmaceutics, M.S. in Pharmacy, and a B.S. in Pharmaceutical Sciences.

SHAN SHIKAPURI has served as GeoPharma’s Director since November, 2003. In addition, he is the founding principal of his Palm Harbor accounting firm, Shan Shikapuri & Associates, P.A., which has been doing business in Florida for the past twenty years. Shan Earned three degrees from Florida State University, has taught accounting and income tax law at the University of South Florida and the University of Virginia, and has trained auditors at the Office of inspectors General in Washington, D.C., He is a past president of the Palm Harbor Chamber of Commerce, is active in many civic organizations and is a frequent speaker on tax and accounting issues. Shan was a past member of the Tampa Bay Regional Planning Council representing Pinellas County. He has served on the board of directors of the Suncoast Chapter of the Florida Institute of CPAs and is currently on the board of numerous privately held corporations and not-for-profit organizations in the Tampa Bay area.

GEORGE L. STUART, JR. has served as GeoPharma’s Director since March 2000. Mr. Stuart is the President of George Stuart & Associates, a management consulting firm. In addition, Mr. Stuart was the Chief Executive Officer of DoctorSurf.com, Inc. from December 1, 1999 to July 2000. From July 1997 to December 1999, Mr. Stuart was Vice President and a Director of Leapfrog Smart Products, Inc., a high-technology smart card development company in Orlando, Florida. From January 1995 to July 1997, Mr. Stuart was a partner in Stuart/Cloud Enterprises, Ltd. A government relations business development and organizational consulting firm in Tallahassee, Florida. Mr. Stuart was a Florida State Senator from 1978 through 1990. From January 1991 to January 1995, Mr. Stuart served as the Secretary and Chief Executive Officer of the State of Florida’s Department of Business and Professional Regulation. Mr. Stuart holds a B.A. degree in Economics from the University of Florida and an M.B.A. from Harvard University’s Graduate School of Business.

WILLIAM LAGAMBA has served as GeoPharma’s Director since July 2005. Mr. LaGamba has served as DrugMax’s President, Chief Operating Officer and Secretary since October 2000 to July 2005. From March 2000 to October 2000, he served as DrugMax’s Chief Executive Officer. From November 1999 to October 2000, he also served as DrugMax’s Secretary and Treasurer. From June 1998 until joining DrugMax in November 1999, Mr. LaGamba served as Chief Executive Officer of Dynamic. He was also a founder and the President of Becan Distributors, Inc. (“Becan”) from its inception in January 1997 until it was acquired by DrugMax in November 1999. For 14 years prior to January 1997, Mr. LaGamba served in various capacities for McKesson Drug Company, a large distributor of pharmaceuticals, health and beauty care products and services, and FoxMeyer Drug Company.

A. THEODORE STAUTBERG, JR. has served as GeoPharma’s director since October 2006. Mr. Stautberg is the President, founder and a director of Triumph Resources Corporation and the Chairman of Triumph Securities Corporation. Mr. Stautberg also serves as director of Camterra Resources and serves as a director for several energy companies. Prior to forming Triumph in 1981, Mr. Stautberg was Vice President of Butcher & Singer, Inc. and was an attorney with the Securities and Exchange Commission in Washington D.C. Mr. Stautberg is a graduate of the University of Texas and University of Texas School of Law.

DR. RAFICK HENEIN has served as GeoPharma’s director since March 2007. Dr. Henein started his career at Ayerst Laboratories, Inc. in 1971 and served as Senior Vice President, Plant and Distribution Operations from 1983 to 1988. He then joined Novopharm Limited (Canada), first as Executive Vice President, and subsequently as President and Chief Operating Officer before being named President and Chief Executive Officer of Novopharm International. In 1997, Dr. Henein joined IVAX Pharmaceuticals Inc., and served as its President and Chief Executive Officer until 2006. Dr. Henein holds a PhD in pharmaceutical technology from the Academy of Sciences of Hungary and a MSc in pharmaceutical sciences from the Budapest University of Medicine in Hungary. He also has a MBA and a Diploma of Management from McGill University in Montreal, Quebec, Canada. A graduate of the Faculty of Pharmacy, Cairo University, Dr. Henein is a member of the Ontario College of Pharmacists and the Order of Pharmacists of Quebec.

If Proposal No. 1 is adopted, the directors of the Company will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

* Mihir K. Taneja

* Dr. Kotha S. Sekharam

* Mr. Shan Shikarpuri

* George L. Stuart, Jr.

STANDING FOR TWO YEAR TERMS:

* Jugal K. Taneja

* Carol Dore-Falcone

* Dr. Barry H. Dash

* William L. LaGamba

STANDING FOR THREE YEAR TERMS:

* Dr. Rafick Henein

* A. Theodore Stautberg

* Mandeep K. Taneja

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ACTIONS TO BE TAKEN AT THE MEETING

ITEM 3

PROPOSAL TO AMEND THE COMPANY’S BY-LAWS TO REDUCE THE QUORUM VOTING REQUIREMENTS TO ONE-THIRD OF THE SHARES ENTITLED TO VOTE.

Article II, Section G of the Company’s By-Laws provide that a majority of the outstanding shares of the Company entitle to vote, represented in person or in proxy, shall constitute a quorum at any meeting of the stockholders.

Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exist with respect to that matter. A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1, 2, 3, 4,5 and 6 at this Annual Meeting, a quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting or by proxy. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

Florida law allows a Company to lessen its quorum to one-third of the shares entitled to vote. We believe that our present quorum requirements do not provide us with the necessary flexibility to hold shareholder meetings. By reducing the Company’s quorum requirement to one-third of the shares entitled to vote, GeoPharma will be able to more efficiently carry on the business of the Company by being able to hold a meeting of its shareholders more easily.

The Board of Directors of the Company has unanimously determined that it is advisable and in the best interest of the Company to amend the Company’s by-laws to reduce the quorum voting requirements of the Company to one-third of the shares entitled to vote. Attached as Exhibit B and incorporated herein by reference is the text of the proposed amendment to the by-laws of the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE

AMENDMENT TO THE COMPANY’S BY-LAWS TO

TO REDUCE THE QUORUM VOTING REQUIREMENTS TO ONE-THIRD OF THE SHARES ENTITLED TO VOTE.

8

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 4

APPROVAL OF THE 2007 INCENTIVE STOCK PLAN

The following summary describes the principal provisions of the 2007 Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the 2007 Plan attached as Exhibit C to this Proxy Statement.

General

On January 31, 2007, our board of directors approved, subject to shareholder approval, the Company’s 2007 Incentive Stock Plan (the “2007 Incentive Plan”). The Board of Directors has initially reserved 1,000,000 shares of Common Stock for issuance under the 2007 Incentive Plan. Under the Plan, restricted common stock shares may be granted.

The 2007 Incentive Plan and the right of participants to participate in restricted stock awards is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2007 Incentive Plan is to attract and retain the best available personnel for the Company by granting restricted stock awards in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. In the event that the 2007 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2007 Incentive Plan will be administered by the Company’s Compensation Committee, which is a subcommittee of the Company’s Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2007 Incentive Plan are determined by the Compensation Committee and Board, and its decisions are final and binding upon all participants. Any determination by the Compensation Committee and by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the “Committee”) of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2007 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2007 Incentive Plan or the grant of any stock award pursuant to it, or serve on a committee appointed to administer the 2007 Incentive Plan. In the event that any member of the Board of Directors is at any time not a “disinterested person”, as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2007 Incentive Plan, stock awards may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2007 Incentive Plan.

9

FEDERAL INCOME TAX ASPECTS OF THE 2007 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANTING OF SHARES UNDER THE 2007 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2007 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2007 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2007 Incentive Plan.

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Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2007 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

PROPOSAL TO APPROVE THE COMPANY’S 2007 INCENTIVE STOCK PLAN.

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ACTIONS TO BE TAKEN AT THE MEETING

ITEM 5

APPROVAL OF THE AGREEMENTS DATED APRIL 5, 2007, PURSUANT TO WHICH

THE COMPANY MAY ISSUE MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING

COMMON STOCK

Rule 4350(i) of the National Association of Securities Dealers, Inc. (the “NASD”) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance (the “Rule 4350(i) NASD 20% Share Limitation”). If shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold at a price that is less than the greater of book or market value of the Company's common stock.

The Financing

On April 5, 2007, GeoPharma, Inc. (the “Company”) entered into a Note Purchase Agreement, Securities Purchase Agreement, Convertible Promissory Note, Warrant, and two related Registration Rights Agreements (collectively, the “Agreements”) with Whitebox Pharmaceutical Growth Fund, Ltd. (“Whitebox”). The transactions contemplated by such agreements (the “Financing”) were consummated on April 5, 2007, at which time the Company issued the following securities to Whitebox for the following consideration:

•	573,395 shares of common stock, $.01 par value (the “common stock”), at a sales price of $4.36 per share (the “common stock Purchase Price”), for a total of $2,500,000;

•

A Convertible Promissory Note (the “Note”), with maturity date of April 5, 2013, in the original principal amount of $10,000,000, which amount is convertible into up to 2,293,578 shares of common stock at a price of $4.36 per share, subject to certain adjustments as set forth in the Note (the “Conversion Price”); and

•

A Warrant (the “Warrant”) to purchase up to 400,000 shares of common stock at an exercise of $5.23 per share, subject to certain adjustments as set forth in the Warrant, with a termination date of April 5, 2014.

Additionally, in connection with the Financing, the Company paid a fee to Rodman & Renshaw, LLC equal to $750,000.00 in cash and a warrant to purchase up to 143,403 shares of the Company’s common stock at an exercise price of $5.23.

The Convertible Promissory Note

The Note accrues interest at the rate of 8% per annum, payable on a quarterly basis on January 1, April 1, July 1 and October 1 of each year, beginning on July 1, 2007. Until April 5, 2009, interest is payable by adding the accrued interest to the principal amount of the Note. Following April 5, 2009, interest is payable on each quarterly interest payment date as follows: (i) if funds are legally available for the payment of interest and the Equity Conditions (as defined in the Note and summarized below) have not been met, in cash; (ii) if funds are legally available for the payment of interest and the Equity Conditions have been met, at the sole election of the Company, in cash or shares of common stock, which shall be valued solely for such purpose at 95% of the average of the VWAP (as defined below) for the 5 trading days immediately prior to such interest payment date; (iii) if funds are not legally available for the payment of interest and the Equity Conditions have been met, in shares of common stock which shall be valued at 95% of the average of the VWAP for the 5 trading days immediately prior to such interest payment date; (iv) if funds are not legally available for the payment of interest and the Equity Conditions have been waived by Whitebox, in shares of common stock which shall be valued at 95% of the average of the VWAP for the 5 trading days immediately prior to the interest payment date; and (v) if funds are not legally available for the payment of interest and the Equity Conditions have not been met, then, at the election of Whitebox, such interest payment shall accrue to the next interest payment date or shall be accreted to the outstanding accreted principal amount.

Notwithstanding anything else to the contrary, in the event that (i) the Company’s earnings before interest, income taxes, depreciation, amortization and stock expense, as reported on the Company’s most recent Form 10-Q or Form 10-K (as applicable) is less than $1,250,000 for such quarter, or (ii) the Company’s earnings before interest, income taxes, depreciation, amortization and stock expense for the trailing four quarters is less than $4,000,000 in the aggregate, or (iii) an event or condition that would

12

constitute a Material Adverse Effect (as such term is defined in the Note Purchase Agreement) for the Company shall have occurred, or (iv) the Company shall not have filed its latest Form 10-Q or Form 10-K within the timeframe required by the SEC and the rules and regulations set forth in the Exchange Act, Whitebox shall have the option, in its sole discretion, to require that any interest, for the next subsequent quarterly payment period, be paid in cash.

Among other things, the “Equity Conditions” require that (i) there be an effective registration statement entitling Whitebox to resell such number of shares of common stock as shall be permitted or required to be registered under the terms of the Registration Rights Agreement executed in connection with the sale of common stock to Whitebox, (ii) the common stock is trading on a trading market, (iii) there is no existing event of default or no existing event which, with the passage of time or the giving of notice, would constitute an event of default under the Note, and (iv) the issuance of the shares in question to Whitebox would not violate the stock ownership limitations set forth in the transactions documents, which generally prohibit the Company from issuing any shares upon the conversion/exercise of the Note and Warrant to the extent such issuance, when combined with the number of shares of common stock issued at closing, would exceed 19.99% of the issued and outstanding common stock immediately prior to the Whitebox transactions unless the Company has previously obtained shareholder approval with respect to such transactions. “VWAP” means for any date, the daily volume weighted average price of the common stock for such date on Nasdaq.

The Note is convertible, in whole or in part, into shares of common stock at the option of Whitebox, at any time and from time to time (subject to certain conversion limitations set forth in the Note), at the Conversion Price. Further, in the event of a change of control of the Company, as defined in the Note, in addition to any other rights Whitebox may have, Whitebox has the right to put the then-outstanding principal amount of the Note (including any accreted interest) to the Company. Upon the exercise of this put right, the Company is required to pay to Whitebox an amount in cash equal to the greater of (i) the then-outstanding principal amount of the Note (including any accreted interest) or (ii) the VWAP for the 20 trading days preceding the change in control multiplied by the number of shares into which the Note is then entitled to be converted.

Further, subject to certain limitations set forth in the Note, including the requirement that the Equity Conditions be satisfied, if the VWAP for each of any 20 consecutive trading days exceeds $8.72, the Company may, within 1 trading day after the end of any such threshold period, force Whitebox to convert all of the then-outstanding principal amount of the Note, plus accreted interest, liquidated damages and other amounts owing to Whitebox under the Note.

Additionally, to the extent that (A) the sum of the Company’s (i) net accounts receivable, plus (ii) cash and cash equivalents, plus (iii) marketable securities at the end of any quarterly period shall be less than $7,000,000, or (B) the Company’s revenues shall be less than $5,000,000 for the most recently reported quarterly period, Whitebox shall have the right to put 1/10th of the outstanding principal amount of the Note (including any accreted interest) to the Company at par.

The Warrant

The Warrant entitles the holder to purchase up to 400,000 shares of common stock at an exercise of $5.23 per share, subject to certain adjustments as set forth in the Warrant and summarized below, at any time prior to April 5, 2014, at which time the Warrant expires. The exercise price is subject to adjustment in the event of a stock split, stock dividend or the like. Further, if the Company issues or grants in the future any rights to purchase any of its common stock, or other security convertible into common stock, for an effective per share price less than the exercise price then in effect, the exercise price for any unexercised Warrants will be decreased based on a weighted-average formula. The exercise price may be paid in cash, or, alternatively, the Warrant may be exercised by means of a “cashless exercise” in which the holder is entitled to receive a certificate for the number of shares of common stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= the VWAP for the 10 trading days immediately preceding the date of such election;
(B)	= the exercise price of the Warrant, as adjusted; and
(X)	= the number of shares issuable upon exercise of the Warrant in accordance with the terms of the Warrant by means of a cash exercise rather than a cashless exercise.

Additionally, in connection with the Financing, the Company issued to Rodman & Renshaw, LLC a warrant to purchase up to 143,403 shares of the Company’s common stock at an exercise price of $5.23 (the “Rodman Warrant”).

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Other Terms

Whitebox is not permitted to convert and/or exercise the Note or Warrant into shares of common stock if such conversion and/or exercise would give Whitebox beneficial ownership of more than 4.99% of the outstanding shares of the Company.

In addition, Whitebox has registration rights for the common stock underlying the above-referenced securities

The terms of the Agreements are complex. As such, this summary of the terms are general in nature and are qualified by reference to the actual agreements attached as exhibits to the Company’s filings with the SEC. Stockholders desiring a more complete understanding of these securities are urged to refer to such exhibits.

The relevant documents to this transaction are attached hereto as Exhibits D, E and F.

Possible Issuance of More than 20%

Immediately prior to issuing the above-referenced securities to Whitebox, there were 10,232,985 shares of common stock outstanding of which approximately 2,046,597 shares represented 20% of the number of shares of common stock then outstanding.

The total number of shares of common stock that may be issued by the Company in connection with the Financing is dependent upon, among other things, whether the Note is converted or the Warrants are exercised, whether the principal and/or interest or dividends on the securities is paid in cash or common stock and the market price of the common stock used in calculating any such payments, and whether or not the anti-dilution adjustment provisions of such securities come into effect. At the closing, we issued 573,395 shares to Whitebox, and based on a current conversion price of $4.36 for the Note, we would be required to issue an additionally 2,293,578 shares of common stock to Whitebox, and based on a current conversion price of $5.23 for the Warrant, we would be required to issue an additional 400,000 shares of common stock to Whitebox, and based on a current conversion price of $5.23 for the Rodman Warrant, we would be required to issue an additional 143,403 shares of common stock to Rodman & Renshaw, LLC. In the aggregate, these shares would exceed the Rule 4350(i) NASD 20% Share Limitation.

Pursuant to the Agreements, the Company agreed to seek stockholder approval of the possible issuance to the Whitebox and Rodman & Renshaw, LLC or their transferees (the “Investors”) of shares in excess of the Rule 4350(i) NASD 20% Share Limitation. Further, Mihir K. Taneja, CEO of the Company, Jugal K. Taneja, Chairman of the Board, Carol Dore-Falcone, VP/CFO, and certain of their family members and affiliates representing approximately 20% of the outstanding shares, have agreed to vote for the approval of the transactions at the shareholders meeting.

Board Recommendations; Reasons

The Board of Directors believes that it is in the Company's best interest for the Investors to be able to convert their Note and exercise their Warrants and for the Company to be able to pay principal and interest/dividends in common stock for an aggregate amount of common stock that may exceed the Rule 4350(i) NASD 20% Share Limitation. Approval of this Proposal No. 5 by the shareholders would satisfy the shareholder approval requirements of Rule 4350(i).

If shareholder approval is not obtained and the Rule 4350(i) NASD 20% Share Limitation was reached, the Company would be forced to pay principal and interest in cash. If the Company is forced to pay principal and interest/or dividend in cash rather than common stock, the amount of cash available to fund its operations would be reduced. In addition, if shareholder approval is not obtained, Investors would be prohibited from converting or exercising their securities if in doing so it exceeded the 20% limitation, which may make it more difficult to raise any additional financing in the future.

14

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S COMMON STOCK IN CONNECTION WITH THE FINANCING.

15

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 6

APPROVAL OF COMPANY’S AUDITORS

Brimmer, Burek & Keelan

Brimmer, Burek & Keelan (“BBK”) has acted as the Company’s independent public accountants since the fiscal year ended March 31, 2000, and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending March 31, 2008. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. BBK has no interest, financial or otherwise, in the Company.

A representative of BBK is not expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors’ selection of BBK as the Company’s independent auditors for the fiscal year ending March 31, 2008.

Audit Fees. The aggregate fees billed by BBK, for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10K as of March 31, 2007 and for the year ended March 31, 2007 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q during such fiscal year were approximately $65,000.

Audit Related Fees. The Company did not engage BBK to provide professional services to the Company regarding audit related matters during the fiscal years ended March 31, 2007.

Tax Fees. The aggregate fees billed by BBK, for professional services rendered for tax advice and related return preparation to the Company for the years ended March 31, 2007 were approximately $85,000.

All Other Fees. The aggregate fees billed by BBK for services rendered to the Company, other than the services covered above for all fiscal years ended March 31, 2007 was $0.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

Meetings and Committees of the Board of Directors of GeoPharma

All directors attended more than 75% of the total number of meetings of the Board and committees on which they served. During the fiscal year ended March 31, 2007, the board of directors held six meetings.

Committees of the Board of Directors

The Board of Directors has a standing Executive, Compensation, Nominating and Audit Committees.

Information concerning the membership and function of each committee is as follows:

BOARD COMMITTEE MEMBERSHIP—MARCH 31, 2007

Name	Audit Committee		Compensation Committee		Executive Committee		Nominating Committee
Jugal Taneja			*
Dr. Barry H. Dash	*		*		*	*	*
Shan Shikarpuri	*	*					*
George Stuart, Jr.			*	*			*
William L. LaGamba
Mihir Taneja					*
Dr. Kotha Sekharam					*
A. Theodore Stautberg	*
Dr. Rafick Henein

*	Member of Committee
**	Chairman of Committee

Audit Committee. The Audit Committee is responsible for determining the adequacy of GeoPharma’s internal accounting and financial controls, reviewing the results of the audit of GeoPharma performed by the independent public accountants, and recommending the selection of independent public accountants.

GeoPharma’s Audit Committee consisted of Messrs. Shikarpuri, Dash and Stautberg. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. Mr. Shikarpuri is the audit committee financial expert.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate cash compensation paid during the two years ended March 31, 2007 and 2006 to GeoPharma’s Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year

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Name and Principal Position	Year	Salary $	Bonus $		Stock Awards $ (2)		Option Awards $ (4)		Total $ (8)
Mihir Taneja	2007	$235,018		(1)		(1)	$0		$235,018
Chief Executive Officer	2006	$196,425	$200,000	(2)	$120,000	(3)	$487,500	(5)	$883,925
Kotha S. Sekharam PhD.	2007	$181,784		(1)		(1)	$0		$181,784
President	2006	$159,076	$160,000	(2)	$96,000	(3)	$292,500	(6)	$611,576
Carol Dore-Falcone	2007	$163,295		(1)		(1)	$0		$163,295
Vice President and Chief Financial Officer	2006	$151,053	$150,000	(2)	$90,000	(3)	$243,750	(7)	$544,803

Summary Compensation Table Footnotes

(1)	In accordance with the compensation committee’s Compensation Incentive Plan, the Bonus is determined based on audited results for the March 31 fiscal year end. Based on the date of this filing, such results are not yet available.
(2)	In accordance with the compensation committee’s Compensation Incentive Plan, (the “CIP”), the Bonus is determined based on audited results for the March 31 fiscal year end. The Bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP and is included as an Exhibit to the Company’s Form 10K filed June 29, 2007. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements and is therefore paid out prorate over the subsequent months of July through December for the previous fiscal year ended March 31. The date of the CIP bonus award was June 12, 2006 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.12.
(3)	As noted in footnote (2) above, the amount represents 60% of the bonus awarded and is awarded in the form of the Company’s common stock with a three-year minimum restrictive legend.
(4)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were reflected as issued for the fiscal year ended March 31, 2007.
(5)	The amount represents 250,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 250,000 stock options granted represent board of director options granted.
(6)	The amount represents 150,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 150,000 stock options granted represent board of director options granted.
(7)	The amount represents 125,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006.
(8)	The total omits the value presented in the Stock Award column as that amount in included in the column of the dollar value presented in the Bonus column.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the equity-based awards during the year ended March 31, 2007 to GeoPharma’s Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer.

Name and Principal Position	Grant date(3)		All other stock awards: Number of shares of stock (1)(3)
Mihir K. Taneja	06/12/2006	(1)	52,863
Chief Executive Officer	03/31/2007	(2)	107,500
Kotha S. Sekharam, PhD.	06/12/2006	(1)	42,291
President	03/31/2007	(2)	70,833
Carol Dore-Falcone	06/12/2006	(1)	39,648
Vice President and Chief Financial Officer	03/31/2007	(2)	48,333

18

Grants of Plan-based Awards Footnotes

(1)	In accordance with the Compensation Committee’s Compensation Incentive Plan, (the “CIP”), the bonus is determined based on audited results for the March 31, 2006 fiscal year end. The bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP and is included as an Exhibit to the Company’s Form 10K filed June 29, 2007. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements. The date of the CIP bonus award was June 12, 2006 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.12.
(2)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date.
(3)	In accordance with the Compensation committee’s Compensation Incentive Plan, (the “CIP”) the bonus is determined based on audited results for the fiscal year ended March 31, 2007. Based on the date of this filing, the bonus has not been determined. For further information see Note (1) above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding unexercised options, unvested shares of common stock and any awards under an equity incentive plan as of March 31, 2007 for GeoPharma’s Chief Executive Officer and our two most highly compensated executive officers other than the Chief Executive Officer.

Name	Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable (3)	Option Exercise Price $	Option Expiration Date
Mihir K. Taneja	54,000		0	$2.00	12/01/2010
Chief Executive Officer	30,000		0	$1.00	04/01/2011
	21,500		0	$0.80	04/01/2012
	100,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	133,333		0	$4.55	09/01/2014
	83,334		0	$1.95	06/07/2015

	463,834	(1)

Kotha S. Sekharam	54,000		0	$2.00	12/01/2010
President	30,000		0	$1.00	04/01/2011
	25,000		0	$0.80	04/01/2012
	50,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	100,000		0	$4.55	09/01/2014
	50,000		0	$1.95	06/07/2015

	350,667	(2)

Carol Dore-Falcone	36,600		0	$2.00	12/01/2010
Vice President and Chief Financial Officer	33,333		0	$0.85	06/20/2012
	66,666		0	$4.55	09/01/2014
	41,667		0	$1.95	06/07/2015

	178,266

19

Outstanding Equity Awards at Fiscal Year-end Footnotes

(1)	Of the 463,834 vested stock options, 113,834 stock options represent options issued as a member of the Board of Directors.
(2)	Of the 350,667 vested stock options, 117,334 stock options represent options issued as a member of the Board of Directors.
(3)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and NonEmployee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were unvested as of the fiscal year ended March 31, 2007.

DIRECTOR COMPENSATION

GeoPharma reimburses each of our directors for reasonable expenses incurred in attending meetings of our Board of Directors. Each non-employee director receives compensation in the form of a fee of $2,500 per quarter for the fiscal year ended March 31, 2007. Additionally, all directors were eligible to receive 50,000 stock options under the Company’s 1999 Stock Option Plan in addition to 5,000 shares of restricted stock. The options granted under this policy to directors are exercisable in accordance with a three-year vesting schedule from date of grant, provided that should any director resign prior to the end of the relevant term of office, the options granted for during such fiscal term shall be immediately forfeited. Effective March 31, 2007, the Company exchanged all unvested stock options into the Company’s restricted common stock based on an exchange formula pursuant to the Company’s 2007 Stock Incentive Plan.

As of March 31, 2007, see the table as follows for nonemployee directors; Dr. Kotha Sekharam, the Company’s President, and Mihir K. Taneja, the Company’s Chief Executive Officer, are both officers and directors of the Company and they are therefore not included in the table below as their compensation details are include in the tables elsewhere.

Name	Fees Earned or Paid in Cash $		Stock Awards $ (2)	Option Awards $ (2)	Total $
Jugal K. Taneja, Chairman of the Board	$10,000		$66,000	$0	$76,000
Shan Shikarpuri, Director	$10,000		$66,000	$0	$76,000
George Stuart, Jr., Director	$10,000		$66,000	$0	$76,000
Dr. Barry Dash, Director	$10,000		$66,000	$0	$76,000
William LaGamba, Director	$10,000		$66,000	$0	$76,000
A. Theodore Stautberg, Director	$2,500	(1)	$66,000	$0	$68,500
Dr. Rafick Henein, Director	$0	(3)	$0	$0	$0

Director Compensation Footnotes

(1)	Compensation was $2,500 based on the timing of the nomination of the director to the Company’s Board of Directors on December 12, 2006.
(2)	The Stock Award included not only the 5,000 restricted shares given as a part of the Board member’s compensation as described above but in addition, includes the exchange of all of the unvested stock options into the Company’s restricted common stock based on an exchange formula pursuant to the Company’s Compensation Committee Plan. For the year ended March 31, 2007, the 10,000 restricted shares were issued with the closing price on March 31, 2007 of $4.40 per share.
(3)	No compensation was received based on the nomination to the Company’s Board of Directors on March 15, 2007.

Compensation Discussion and Analysis

The objectives of GeoPharma’s compensation program are as follows:

•

Reward performance that drives substantial increases in shareholder value, as evidenced through both future increases in revenues, improvements in our operating profits, penetration into new target markets and increased market price of our common shares; and

20

•	Attract, hire and retain our experienced executives given our specialized industries in which we operate and have targeted to operate in and our overall risk profile.

The compensation level of our Chief Executive Officer (“CEO”), our President and our Chief Financial Officer (“CFO”) in general is comparable to other industry executives, and reflects the CEO’s, our President’s and CFO’s unique position and incentive to positively affect our future operating performance and shareholder value. Our CEO’s, our President’s and CFO’s compensation is heavily weighted toward equity compensation, primarily through restricted stock grants, to provide a relatively strong personal economic incentive for these executives to increase our revenue, our profits as well as increase the market price of our common shares. Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, has been developed in the Company’s Compensation Incentive Plan (“CIP”). Executive compensation is primarily paid or granted pursuant to the Company’s CIP and each executive’s formal compensation agreement. Compensation adjustments are made occasionally based on changes in an executive’s level of responsibility or on changed local and specific executive employment market conditions.

Employment Arrangements

During February 2004, effective April 1, 2004 , GeoPharma renewed all officers’ three-year employment agreements with Mihir K. Taneja, Chief Executive Officer, Kotha S. Sekharam, President, and Carol Dore-Falcone, Vice President and Chief Financial Officer, at annual salaries of $240,000, $170,000 and $160,000, plus benefits, respectively. In addition, the Company renewed the consulting agreement with the Chairman of the Board, Jugal K. Taneja, pursuant to which he is paid an annual fee of $300,000.

Officers and employees are permitted to participate in our benefits and employee benefit plans that may be in effect from time to time, to the extent eligible, and each employee is entitled to receive an annual bonus as determined in the sole discretion of our Compensation Committee and the Board of Directors annually based on the Committee and the Board’s evaluation of the officer’s or employee’s performance as well as GeoPharma’s financial performance as documented in the Company’s Compensation Incentive Plan.

Employee and Non-Employee Stock Option Plans

1999 Employee Stock Option Plan

On September 30, 1999, our Board of Directors and our sole stockholder at that time adopted our 1999 Stock Option Plan. The 1999 plan enables us to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The 1999 plan allows the grant of options to purchase a maximum aggregate of 1,000,000 shares of common stock to our officers, directors, or other key employees and consultants. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,500,000 shares of common stock.

21

1999 Non-Employee Stock Option Plan

On September 30, 1999, our Board of Directors and sole stockholder adopted our 1999 non-employee stock option plan. The 1999 non-employee plan enables us to attract and retain top-quality directors and consultants and to provide such directors and consultants with an incentive to enhance stockholder return. The 1999 non-employee plan allows the grant of options to purchase a maximum aggregate of 500,000 shares of common stock to non-employee directors. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,000,000 shares of common stock.

22

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports of their ownership and changes in ownership of our securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors and greater than 10% shareholders were satisfied during the year ended March 31, 2007.

Certain Relationships and Related Transactions

The Company has entered into transactions and business relationships with certain of our officers, directors and principal stockholders or their affiliates.

Revenues: For the fiscal years ended March 31, 2007 and 2006, manufacturing revenues of approximately $94,910 and $172,901 respectively, were recorded from sales by the Company to subsidiaries or joint ventures of Dynamic Health Products, an affiliate of the Company, and of which Jugal K. Taneja, the Chairman of the Board of the Company, is a principal shareholder. For the fiscal years ended March 31, 2007 and 2006, revenues of $723,696 and $673,544 respectively, were recorded from sales by the Company to Vertical Health Inc., an affiliate of the Company, and of which Jugal K. Taneja, the Chairman of the Board of the Company, is a principal shareholder.

For the fiscal years ended March 31, 2007 and 2006, pharmacy benefit management revenues of approximately $20,145,817 and $16,587,701 respectively, were recorded from sales by the Company to CarePlus Health Plan, an affiliate of the Company’s former board member Mssr. Zappala. Our wholly-owned subsidiary, Go2PBMServices, Inc., derives 100% of its revenues from this contract.

Trade Accounts Receivable/ Trade Accounts Payable—Amounts due to affiliates and amounts due from affiliates represent balances owed by or amounts owed to the Company for sales occurring in the normal course of business. Amounts due to and amounts due from these affiliates are in the nature of trade payables or receivables and fluctuate based on sales volume and payments received.

As of March 31, 2007 and 2006, for the manufacturing segment, $25,302 and $25,888 was due from subsidiaries of Dynamic Health Products and $182,199 and $140,038 was due from Vertical Health, Inc.

As of March 31, 2007 and 2006, for the pharmacy benefit management segment, $369,267 and $995,452 was due from CarePlus Health.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of GeoPharma’s securities as of October 16, 2007:

•	by each person who is known by us to beneficially own more than 5% of our securities;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Title Of Class	Name And Address Of Beneficial Owner (1)	Amount And Nature Of Beneficial Ownership (2)	Approximate Percent of Class (%)
Common	Jugal K. Taneja	3,279,521	22.6%
Common	Mihir K. Taneja	1,422,448	9.7%
Common	Kotha S. Sekharam, PhD	805,550	5.5%
Common	Carol Dore-Falcone	405,188	2.8%
Common	William L. LaGamba	352,423	2.5%
Common	Mandeep K. Taneja	347,601	2.5%
Common	Shan Shikarpuri, CPA	114,334	0.8%
Common	Barry H. Dash, PhD	107,334	0.8%
Common	George Stuart, Jr.	92,865	0.7%
Common	Carnegie Capital	965,438	6.8%
Common	A. Theodore Stautburg	28,000	0.2%
Common	Rafick Henein, PhD	10,000	0.1%
Common	All officers and directors as a group (11 persons)	6,965,263	49.1%

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(1)	Except as noted above, the address for the above identified officers and directors of the Company is c/o GeoPharma, Inc., 6950 Bryan Dairy Road, Largo, Florida 33777.
(2)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them. Percentages are based upon the assumption that each shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns.
(3)	The following factors have been taken into consideration in calculating the amount and nature of beneficial ownership in GeoPharma:

•

Dr. Kotha Sekharam’s beneficially owned shares include approximately 50,578 shares beneficially owned by Madhavi Sekharam, Dr. Sekharam’s wife, as to which Dr. Sekharam exercises no investment or voting power and disclaims beneficial ownership.

•

Jugal K. Taneja’s beneficially owned shares include approximately 595,383 shares beneficially owned by his wife Manju Taneja. Mr. Taneja exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.

•

Jugal K. Taneja’s beneficially owned shares also include 965,438 shares beneficially owned by Carnegie Capital, Ltd, 347,938 shares beneficially owned by Bryan Capital Limited Partnership and approximately 70,858 shares beneficially owned by First Delhi Trust. Mr. Taneja is the general partner of both Carnegie Capital, Ltd. and First Delhi Trust, and holds sole voting and investment power over these shares. Bryan Capital Limited Partnership is indirectly owned by Dynamic Health Products, Inc., an affiliate, and who Jugal K. Taneja is the Chairman and CEO.

•

Includes 658,100 shares owned by Michele LaGamba, Mr. LaGamba’s wife, as to which Mr. LaGamba exercises no investment or voting power and disclaims beneficial ownership. Also includes and 505,000 shares held by Mr. LaGamba as custodian for their minor children.

The above-referenced table is based on an estimated 14,177,679 GeoPharma common shares issued and outstanding as of October 16, 2007.

24

STOCKHOLDER PROPOSALS FOR

PRESENTATION AT THE 2008 ANNUAL MEETING

Any stockholder intending to present a proposal at the 2008 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company’s By-Laws, submit such proposal to Mihir K. Taneja, Secretary, in writing no later than June 30, 2008. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

The Company’s Annual Report and Quarterly filings are available on the Company’s website, www.geopharmainc.com, under the “For Investors” tab and further under “SEC Filings. Stockholders may obtain a copy of this report, without charge, by writing to: GeoPharma, Inc. 6950 Bryan Dairy Road, Largo, Florida 33777

By Order of the Board of Directors,

/s/ Mihir K. Taneja
Mihir K. Taneja Chief Executive Officer

Dated: *

25

EXHIBIT A

AMENDMENT TO THE

BY-LAWS

OF

GEOPHARMA, INC.

Geopharma, Inc. (the “Corporations”), a corporation organized and existing under the laws of Florida, pursuant to the provisions of Section 607.1006, Florida Statutes, adopt the following articles of amendment to its by-laws:

FIRST: The Board of Directors hereby declares it advisable and in the best interest of the Corporation that ARTICLE III, Section B of the Corporation’s By-Laws be replaced as follows:

Section B. CLASSIFIED BOARD. The Board of Directors shall be divided into three classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of office of one class expiring each year. Following approval of this Amended and Restated By-Laws, the stockholders shall elect the one class of Directors for a term expiring at the annual meeting of stockholders to be held in 2007, another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2008, and another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2009. Thereafter, each Director shall serve for a term ending at the third annual meeting of stockholders of the Corporation following the annual meeting at which such Director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Any Director may be removed from office at any time, but only for cause.

SECOND: That this Amendment shall be effective as of                     , on                     .

IN WITNESS WHEREOF, GeoPharma, Inc. has caused these By-Laws to be signed by                         , its                             , who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this                              day of                     .

GEOPHARMA, INC.

By:     /s/

Name:

Title:

1

EXHIBIT B

AMENDMENT TO THE

BY-LAWS

OF

GEOPHARMA, INC.

Geopharma, Inc. (the “Corporations”), a corporation organized and existing under the laws of Florida, pursuant to the provisions of Section 607.1006, Florida Statutes, adopt the following articles of amendment to its by-laws:

FIRST: The Board of Directors hereby declares it advisable and in the best interest of the Corporation that ARTICLE II, Section G of the Corporation’s By-Laws be replaced as follows:

Section G. QUORUM. Except as otherwise provided in these by-laws or in the Articles of Incorporation, one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders. . Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting, and the withdrawal of stockholders after a quorum has been established at a meeting shall not effect the validity of any action taken at the meeting or any adjournment thereof.

SECOND: That this Amendment shall be effective as of                     , on                     .

IN WITNESS WHEREOF, GeoPharma, Inc. has caused these By-Laws to be signed by                         , its                             , who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this                              day of                     .

GEOPHARMA, INC.

By:    /s/

Name:

Title:

1

EXHIBIT C

GEOPHARMA, INC.

2007 Incentive Stock Plan

ARTICLE I.

PURPOSE AND ADOPTION OF THE PLAN

1.1. Purpose. The purpose of the GEOPHARMA, INC. 2007 Incentive Stock Plan (hereinafter referred to as the “Plan”) is to retain directors, executives, employees and selected consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

1.2. Adoption and Term. The Plan has been approved by the Board of Directors (hereinafter referred to as the “Board”) of GeoPharma, Inc. (hereinafter referred to as the “Company”), and is being submitted to the Company’s shareholders for approval. Provided that the Plan is approved by shareholders holding the required number of shares of the Company’s common stock to approve the Plan under Florida law, it shall become effective at the time of such approval. The Plan shall remain in effect until the Plan is terminated by action of the Board or all shares of Common Stock reserved for issuance under the Plan have been granted.

ARTICLE II.

SHARES

2.1. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 1,000,000 shares of common stock of the Company, par value $0.01 per share (“Common Stock”).

ARTICLE III.

PARTICIPATION

3.1. Eligible Participants. Participants in the Plan shall be such directors, officers, employees and/or consultants of the Company as the Board, in its sole discretion, may designate from time to time. The Board’s issuance of Common Stock to a participant in any year shall not require the Board to designate such person to receive Common Stock in any other year. The Board shall consider such factors as it deems pertinent in selecting participants and in determining the amount of Common Stock to be issued.

ARTICLE IV.

MISCELLANEOUS

4.1 Investment Intent. All shares granted under the Plan are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless and until the sale and issuance of Common Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Common Stock have been registered under the Securities Act, each grant shall provide that no shares shall be sold unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person who is to receive a grant of Common Stock pursuant to the Plan shall execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued pursuant to the Plan without registration under the Securities Act, subsequent registration of such shares shall relieve the recipient of a grant of shares of Common Stock pursuant to the Plan of any investment restrictions or representations made upon the sale of such shares.

4.2 Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) materially increase the benefits to participants, or (ii) change the class of persons eligible to receive grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any outstanding shares of Common Stock which were granted pursuant to the Plan without the written consent of the recipients of such shares. No shares of Common Stock may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any shares of Common Stock issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

4.3 Stock Splits, Stock Dividends combinations or reclassifications. In the event of any change in the outstanding stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event (“Adjusting Event”), the Board or the Committee may adjust proportionally (a) the number of shares of Common Stock reserved under the Plan, which have not been granted as of the date of such Adjusting Event.

4.4 Withholding. The Company shall have the right to deduct applicable taxes from any grant of Common Stock an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If

2

Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Fair Market Value shall mean the fair market value of the of the Company’s issued and outstanding common stock s determined in good faith by the Board.

4.5 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the securities laws of the United States, shall be governed by the law of the State of Florida and construed accordingly.

3

EXHIBIT D

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 5, 2007, between GeoPharma, Inc., a Florida corporation (the “Company”), and Whitebox Pharmaceutical Growth Fund, Ltd., a British Virgin Islands business company (including its successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.

“Bank of America Loan Agreement” shall have the meaning ascribed to such term in Section 4.19.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Code” shall have the meaning ascribed to such term in Section 3.1(kk).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Shumaker, Loop & Kendrick, LLP, with offices located at 101 East Kennedy Boulevard, Suite 2800, Tampa, FL 33602-5151.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“ERISA” shall have the meaning ascribed to such term in Section 3.1(kk).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Employee Stock Option Plan, 1999 Non-Employee Director Stock Option Plan, Treasury Stock Repurchase Plan and Annual Performance Incentive Plan (provided that any such issuances shall not exceed 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period), (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Notice of Acceptance” shall have the meaning ascribed to such term in Section 4.18(b).

“Offer” shall have the meaning ascribed to such term in Section 4.18(b).

“Offered Securities” shall have the meaning ascribed to such term in Section 4.18(b).

“Per Share Purchase Price” equals $4.36, subject to adjustment for reverse and forward stock splits, stock dividends and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan” or “Plans” shall have the meaning ascribed to such term in Section 3.1(kk).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Refused Securities” shall have the meaning ascribed to such term in Section 4.18(b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Shares and the Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Shareholder Approval Date” shall have the meaning ascribed to such term in Section 4.17.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Shares and Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to the Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Placement” shall have the meaning ascribed to such term in Section 4.18(a).

“Subsequent Placement Agreement” shall have the meaning ascribed to such term in Section 4.18(b).

“Subsequent Placement Documents” shall have the meaning ascribed to such term in Section 4.18(b).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Nasdaq Global Select Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Registrar & Transfer Co. with a mailing address of 10 Commerce Drive, Cranford, NJ 07016 and a facsimile number of (908) 497-2310 and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser of a majority in interest of the Shares then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means collectively the Common Stock purchase warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable as of the Closing Date and have a term of exercise equal to 7 years from the initial exercise date, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, in the aggregate, $2,500,000 of Shares and Warrants. The Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to its Subscription Amount and the Company shall deliver to the Purchaser its Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing 573,395 Shares, which represents the Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of the Purchaser;

(iv) a Warrant registered in the name of the Purchaser to purchase up to 400,000 shares of Common Stock, with an exercise price equal to $5.23, subject to adjustment as provided therein;

(v) the Registration Rights Agreement duly executed by the Company;

(vi) that certain Secured Convertible Note Purchase Agreement, dated the date hereof, between the Purchaser and the Company (the “Note Purchase Agreement”);

(vii) the transaction documents contemplated to be delivered pursuant to the Note Purchase Agreement; and

(viii) any other agreement or documents agreed to by the parties hereto.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser;

(ii) the Note Purchase Agreement and the transaction documents contemplated to be delivered pursuant to the Note Purchase Agreement;

(iii) the Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company;

(iv) the Registration Rights Agreement duly executed by the Purchaser; and

(v) any other agreement or documents agreed to by the parties hereto.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchaser contained herein;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules are being delivered at the same time as this Agreement, and shall qualify any representation included or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise)

of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned of record, and, to the knowledge of the Company, beneficially, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action which has resulted in a final judgment involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. Except for fees payable to Rodman & Renshaw, LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v) Registration Rights. Other than each of the Purchaser, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, other than registration statements which have already been filed and declared effective.

(w) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the

Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agent or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases and the SEC Reports filed or disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(aa) sets forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedule. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-KSB for the year ending March 31, 2007.

(ee) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents, and the Company is current with respect to any fees owed to its accountants and lawyers.

(ff) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg) Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company (i) that the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by the Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that the Purchaser, and counter-parties in “derivative” transactions to which any the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(hh) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(ii) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries, such product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(jj) Form S-3 Eligibility. The Company is eligible to register the Securities for resale by the Purchaser on a Form S-3 registration statement promulgated under the Securities Act.

(kk) Employee Benefit Plans.

(i) Except as set forth in the Disclosure Schedules, (A) the Company does not maintain or contribute to or have any obligation to contribute to, or have any direct or indirect liability, whether contingent or otherwise, with respect to any plan, program, agreement, arrangement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, severance pay, life, health, disability or accident insurance plan, or vacation, or other employee benefit plan, program, arrangement, agreement or commitment, whether or not subject to ERISA (as defined below) (including any funding mechanism now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether oral or written (individually a “Plan,” and collectively, the “Plans”); and (B) neither the Company nor any person who would be considered a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code (as defined below) maintains or contributes to, or has had during the preceding six years maintained or contributed to, or has had during such period the obligation to maintain or contribute, or may have any liability with respect to, any Plan subject to Title IV of ERISA or Section 412 of the Code or any “multiple employer plan” within the meaning of the Code or ERISA. No Plan is (A) a nonqualified deferred compensation retirement plan, contract or arrangement; (B) a qualified defined contribution plan (as defined in Section 3(34) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 414(i) of the Internal Revenue Code of 1986, as amended (the “Code”)); (C) a qualified defined benefit plan (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); or (D) an employee welfare benefit plan (as defined in Section 3(1) of ERISA).

(ii) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all employee benefit plans (as defined in Section 3(3) of ERISA), which the Company maintains or to which it contributes, comply in all material respects with the requirements of ERISA and the Code. With respect to the Plans, (i) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (ii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) and (iii) no event has occurred in connection with which the Company or any Plan could be subject to any material liability under ERISA, the Code or otherwise.

(iii) The Company does not contribute (and has not ever contributed or had any obligation to contribute) to any multi-employer plan, as defined in Section 3(37) of ERISA. The Company has no actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. The Company has no actual or potential liability for death or medical benefits after separation from employment, other than (A) death benefits under the employee benefit plans or programs (whether or not subject to ERISA) set forth in the Schedule of Exceptions and (B) health care continuation benefits described in Section 4980B of the Code.

(iv) To the Company’s knowledge, neither the Company nor any of its directors, officers, employees or other “fiduciaries,” as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject the Company or any of its directors, officers or employees to any liability under ERISA or any applicable law.

(v) The Company has not incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and Section 502(i) of ERISA.

(ll) Product Liability Claims. All products manufactured, distributed or sold by or on behalf of the Company were merchantable, free from defects in design, specifications, processing, manufacture, material or workmanship, and suitable for the purpose for which they were intended. The Company has not incurred any uninsured or insured Product Liability, or received a claim based upon alleged Product Liability, and no basis for any such claim exists. The Company has no liability or obligation with respect to any Product Liability, whether or not heretofore asserted, or product recall. The Company has maintained complete and accurate complaint histories regarding the Company’s products.

(mm) Outstanding Borrowing. The Disclosure Schedules set forth the amount of all indebtedness of the Company as of the date hereof, the liens that relate to such indebtedness and that encumber the Company’s assets and the name of each lender thereof. No holder of indebtedness of the Company is entitled to any voting rights in any matters voted upon by the holders of the Common Stock.

3.2 Representations and Warranties of the Purchaser. The Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior To The Date Hereof. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that the Purchaser was first contacted by Rodman & Renshaw, LLC or any other Person representing the Company with respect to the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 under the Securities Act, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective Registration Statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than seven Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) In addition to the Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day commencing on the seventh Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) The Purchaser agrees that it will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Furnishing of Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities to the Purchaser for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 12:00 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof (or such shorter time period as shall be required by Form 8-K or otherwise agreed to by the parties), issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and filing the Transaction Documents as exhibits thereto. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (ii).

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.8 Indemnification of Purchaser. Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to the Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.11 Equal Treatment. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

4.12 Subsequent Equity Sales.

(a) From the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the 90 day period set forth in this Section 4.12 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchaser for the resale of the Underlying Shares

(b) From the date hereof until 12 months from the Effective Date, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. The Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Exercise Price of the Warrants to the extent the holders of Warrants would not be permitted, pursuant to the Warrants, to exercise their Warrants in full, ignoring for such purposes the exercise limitations therein. The Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d) Notwithstanding the foregoing, this Section 4.12 shall not apply with respect to an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.13 Short Sales and Confidentiality After The Date Hereof. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, the Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. The Purchaser understands and acknowledges, and agrees to act in a manner that will not violate the positions of the Commission as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.14 Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by the Purchaser to the Purchaser within 3 Trading Days of the Closing Date.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

4.16 Capital Changes. Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchaser.

4.17 Shareholder Approval. The Company shall use its best efforts to obtain Shareholder Approval at the Company’s 2007 Annual Meeting of Shareholders, which shall be held no later than September 30, 2007 (such date, the “Required Shareholder Approval Date”). The proxy for such Annual Meeting shall contain the recommendation of the Company’s Board of Directors that such proposal be approved. The Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

4.18 Participation in Future Financing.

(a) From the date hereof until the date that the Notes are no longer outstanding, and subject to the rights granted to the purchasers pursuant to Section 4.13 of that certain Securities Purchase Agreement, dated as of March 5, 2004 (the “Midsummer Purchase Agreement”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ Common Stock or Common Stock Equivalents, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

(b) From the date hereof until twelve months after the Effective Date, the Company will not, directly or indirectly, effect any Subsequent Placement, unless the Company shall have first complied with Section 4.13 of the Midsummer Purchase Agreement and the requirements of this Section 4.18(b):

(i) The Company shall deliver to the Purchaser a written notice (the “Offer”) of any proposed or intended issuance or sale or exchange of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Purchaser the full amount of such Offered Securities upon the same price and other terms and conditions upon which they are to be issued, sold or exchanged.

(ii) To accept an Offer, the Purchaser must deliver a written notice to the Company prior to the end of the five (5) Business Day period of the Offer, setting forth the Purchaser’s election to purchase the Offered Securities (the “Notice of Acceptance”). If the Purchaser does not deliver such a written notice by the end of such five (5) Business Day period, then Purchaser shall be deemed to have rejected the Offer.

(iii) The Company shall have at least ten (10) Business Days from the expiration of the period set forth in Section 4.18(b)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchaser (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, number and price of shares, unit prices and interest rates, as applicable), taken as a whole, that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

(iv) Upon the closing of the issuance, sale or exchange of the Offered Securities, the Purchaser shall acquire from the Company, and the Company shall issue to the Purchaser, the number or amount of Offered Securities specified in the Notice of Acceptance upon the terms and conditions specified in the Offer. The purchase by the Purchaser of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchaser of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchaser, the Company and their respective counsel. Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the issuance, sale or exchange of the Refused Securities within ten (10) Business Days of the expiration of the period set forth in Section 4.18(b)(ii) or if the terms of the Offer or the amount of the Offered Securities shall change prior to such closing, the Company shall provide the Purchaser with a second Offer setting forth the new terms of the Offered Securities, and the Purchaser shall have the same rights of participation with respect to such revised Offer as set forth in this Section 4.18(b).

(v) The Company and the Purchaser agree that if the Purchaser elects to participate in the Offer, (x) neither the agreement regarding the Subsequent Placement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby the Purchaser shall be required to agree to any restrictions in trading as to any securities of the Company owned by the Purchaser prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement entered into in connection herewith.

(vi) Notwithstanding anything to the contrary in this Section 4.18 and unless otherwise agreed to by Purchaser, the Company shall either confirm in writing to the Purchaser that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Purchaser will not be in possession of material non-public information, by the 19th Business Day following delivery of the Offer. If by the 19th Business Day following delivery of the Offer no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Purchaser, such transaction shall be deemed to have been abandoned and the Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide the Purchaser with another Offer and the Purchaser will again have the right of participation set forth in this Section 4.18. The Company shall not be permitted to deliver more than one such Offer to the Purchaser in any sixty (60) day period.

(vii) Any Offered Securities not acquired by the Purchaser or other Persons in accordance with this Section 4.18(b) above may not be issued, sold or exchanged until they are again offered to the Purchaser under the procedures specified in this Agreement.

(c) Notwithstanding anything in this Agreement to the contrary, the restrictions contained in paragraph (b) of this Section 4.18 shall not apply to the issuance of Common Stock (A) pursuant to any Exempt Issuance (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule) or otherwise pursuant to any employee benefit plan described in Section 3.1(kk) above or hereafter adopted by the Company and approved by its shareholders, (B) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (excluding any equity lines) in an aggregate offering amount greater than $15,000,000, or (C) in connection with a bona fide joint venture, acquisition, merger, strategic partnership, or strategic alliance the primary purpose of which is not to raise cash.

4.19 Limitation on Indebtedness. So long as any Securities remain outstanding, the Company’s obligations under the loan agreement with Bank of America entered into on February 27, 2007 (as the same may be amended, modified or supplemented from time to time, the “Bank of America Loan Agreement”) or any other bank, credit or other lending facility with any other lender shall not exceed the greater of (i) $5,000,000 or (ii) 60% of the Company’s accounts receivable balance (as reflected on the Company’s financial statements contained in its Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable).

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by the Purchaser, as to the Purchaser’s obligations hereunder, by written notice to the other parties, if the Closing has not been consummated on or before April 16, 2007; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. Subject to the following sentence, the Company and the Purchaser shall each pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein. Whether or not a Closing occurs, the Company shall reimburse the Purchaser for one-half of its legal fees and expenses incurred in connection with the drafting, negotiation, due diligence and execution of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein. The Company shall also reimburse the Purchaser for all legal fees and expenses incurred in connection with the drafting, negotiation and execution of any waivers or amendments to this Agreement or any Transaction Document. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Minnesota for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock delivered in connection with any such rescinded exercise notice.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.19 Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GEOPHARMA, INC.	Address for Notice:

6950 Bryan Dairy Road
By:	Largo, FL 33777
Name:	Fax: (727) 544-4386
Title:
With a copy to (which shall not constitute notice): Shumaker, Loop & Kendrick, LLP 101 East Kennedy Boulevard Suite 2800 Tampa, FL 33602-5151

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD.

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser:

Fax Number of Purchaser:

Address for Notice of Purchaser:

3033 Excelsior Boulevard

Minneapolis, MN 55416

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:

$:2,500,000

Shares:

#:573,395

Warrant Shares:

#: 400,000

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

EXHIBIT E

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 5, 2007, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “PURCHASE AGREEMENT”), AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE PURCHASE AGREEMENT. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF APRIL 5, 2007, BY AND BETWEEN THE COMPANY AND THE INVESTOR REFERRED TO THEREIN (THE “REGISTRATION RIGHTS AGREEMENT”) AND THE HOLDER OF THE NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL APPLICABLE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT.

Original Issue Date: April 5, 2007

Original Conversion Price (subject to adjustment herein): $4.36

$10,000,000

8% SECURED CONVERTIBLE PROMISSORY NOTE

DUE APRIL 5, 2013

FOR VALUE RECEIVED, GeoPharma, Inc., a Florida corporation with its principal place of business at 6950 Bryan Dairy Road, Largo, Florida 33777 (the “Company”), hereby

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promises to pay in lawful money of the United States to the order of Whitebox Pharmaceutical Growth Fund, Ltd. or its registered successors or assigns (the “Holder”), at the office of the Holder at 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416, or at such other place as the Holder may from time to time designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000) on April 5, 2013 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is being issued in connection with that certain Secured Convertible Note Purchase Agreement, dated as of the date hereof, between the Company and the Holder (the “Purchase Agreement”). This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Accreted Principal” shall have the meaning set forth in Section 2(a).

“Accreted Principal Amount” shall have the meaning set forth in Section 2(a).

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bank of America Loan Agreement” shall mean that certain loan agreement between the Company and Bank of America entered into on February 27, 2007 (as the same may be amended, modified or supplemented from time to time).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by

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any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change in Control Date” shall mean the date on which a Change of Control Transaction shall occur.

“Change in Control Optional Redemption” shall have the meaning set forth in Section 6(c).

“Change in Control Put” shall have the meaning set forth in Section 6(a).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company (other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a three-year period of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

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“Common Stock” means the common stock, par value $.01 per share, of the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Current Assets” shall have the meaning set forth in Section 6(c).

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Effectiveness Period” shall have the meaning set forth in the Registration Rights Agreement.

“Effective Date” shall mean the effective date of any registration statement filed with the SEC covering all or such portion of the Conversion Shares as may be specified in such registration statement.

“Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (ii) the Company shall have paid all liquidated damages and other amounts owing and then due to the Holder in respect of this Note, (iii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 4(c)(i) and Section 4(c)(ii) herein, (viii) there has been no

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public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information.

“Event of Default” shall have the meaning set forth in Section 8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Employee Stock Option Plan, 1999 Non-Employee Director Stock Option Plan, Treasury Stock Repurchase Plan or Annual Performance Incentive Plan (provided that any such issuances shall not exceed 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period), (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with or complementary to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Forced Conversion” shall have the meaning set forth in Section 6(b).

“Forced Conversion Date” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 6(b).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

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“Mandatory Default Amount” means the sum of (i) the greater of (A) 115% of the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, or (B) the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

“Minnesota Courts” shall have the meaning set forth in Section 9(d).

“Note Register” shall have the meaning set forth in Section 2(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Permitted Indebtedness” means, except as otherwise approved by the Holder, (a) the Indebtedness existing on the Original Issue Date and set forth in the Purchase Agreement not to exceed $25,000,000 in the aggregate, (b) Permitted Purchase Money Indebtedness, (c) Permitted Acquisition Indebtedness and (d) additional non-equity linked Indebtedness incurred directly by the Company with a nationally recognized commercial lending institution whose primary business is not investing in securities to be incurred in connection with the replacement of the Company’s existing direct Indebtedness set forth in the Purchase Agreement, provided that the terms of such additional Indebtedness are no less favorable to the Company than the terms of the existing Indebtedness of the Company set forth on Schedule 4.27 to the Purchase Agreement.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested

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in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, to the extent such Permitted Indebtedness replaces Permitted Indebtedness described in clause (a) that is secured; (d) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder (to the extent such Indebtedness is secured); and (e) Liens incurred in connection with Permitted Indebtedness under clauses (b) and (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Secured Convertible Note Purchase Agreement, dated as of April 5, 2007, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Permitted Acquisition Indebtedness” means acquisition Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date), whether by asset purchase, stock or similar purchase or by merger, through assumption of such Indebtedness in connection with such acquisition if by asset purchase or successor liability of such Indebtedness if by stock or similar purchase or by merger, if each of the conditions is satisfied: (i) such acquired Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific assets already financed thereby on the date of the acquisition and the identifiable cash proceeds thereof, and (b) the principal amount of such acquisition Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired.

“Permitted Purchase Money Indebtedness” means purchase money or capital lease Indebtedness incurred by the Company or any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) from a source other than Holder to acquire any equipment if each of the conditions is satisfied: (i) such purchase money and capital lease Indebtedness will not be secured by any of the Collateral (as defined in the Security Agreement) other than the specific equipment financed thereby and the identifiable cash proceeds thereof, and (b) the principal amount of such purchase money and capital lease Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired.

“Receivables Put Option” shall have the meaning set forth in Section 6(c).

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“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, between the Company and the original Holder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Registration Statement” means a registration statement that registers the resale of such number of Conversion Shares of the Holder as shall be permitted or required to be registered under the terms of the Registration Rights Agreement, names such Holder as a “selling stockholder” therein, and meets all other requirements of the Registration Rights Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) and 15(d) thereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(d).

“Shareholder Approval” shall have the meaning set forth in the Purchase Agreement.

“Securities Purchase Agreement” shall mean that certain Securities Purchase Agreement, dated the date hereof, by and between the Company and the Holder, governing the issuance of certain shares of Common Stock and Warrants to the Holder by the Company.

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 6(b).

“Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

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“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

“Warrants” means warrants issued to Holder by the Company on the date hereof pursuant to the terms of the Securities Purchase Agreement and accompanying Warrant.

Section 2. Interest.

a) Payment of Interest. Interest shall accrue on the Accreted Principal Amount (as defined below) at the rate of 8% per annum, payable on a quarterly basis on January 1, April 1, July 1 and October 1 of each year (if any such date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day) (each, an “Interest Payment Date”), beginning on the first such date after the Original Issue Date, on each Forced Conversion Date and on the Maturity Date (each such date, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date and on the Maturity Date. Until the second anniversary of the Original Issue Date, interest shall be payable on each Interest Payment Date by adding such accrued interest to the principal amount of the Note (the “Accreted Principal”). At any time, the outstanding principal amount of this Note, including all accretion amounts added thereto through such time, is referred to in this Note as the “Accreted Principal Amount” (in each case computed on the basis of a 365-day year and the actual number of days elapsed in any year). Following the second anniversary of the Original Issue Date, interest shall be payable on each Interest Payment Date in the following order: (i) if funds are legally available for the payment of interest and the Equity Conditions have not been met, in cash only; (ii) if funds are legally available for the payment of interest and the Equity Conditions have been met, at the sole election of the Company, in cash or shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAP for the 5

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Trading Days immediately prior to such Interest Payment Date; (iii) if funds are not legally available for the payment of interest and the Equity Conditions have been met, in shares of Common Stock which shall be valued at 95% of the average of the VWAP for the 5 Trading Days immediately prior to such Interest Payment Date; (iv) if funds are not legally available for the payment of interest and the Equity Conditions have been waived by the Holder, in shares of Common Stock which shall be valued at 95% of the average of the VWAP for the 5 Trading Days immediately prior to the Interest Payment Date; and (v) if funds are not legally available for the payment of interest and the Equity Conditions have not been met, then, at the election of the Holder, such interest payment shall accrue to the next interest payment date or shall be accreted to the outstanding Accreted Principal Amount. The Holder shall have the same rights and remedies with respect to the delivery of any such shares of Common Stock as if such shares were being issued pursuant to Section 4 below. The Company shall notify the Holder if at any time the Company shall become unable to lawfully pay interest in cash. If at any time the Company has the right to pay interest in cash or Common Stock in the manner specified in subsection (ii) above, the Company must provide the Holder with at least 10 Trading Days’ notice of its election to pay such interest payment in shares of Common Stock. Any interest payment, whether paid in cash or shares, that is not paid within three Trading Days following an Interest Payment Date must be paid in cash, at the rate of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full.

b) Accrued Interest. Except as otherwise provided in this Note, the Company shall pay to the Holder of this Note all accrued interest (including any Accreted Principal Amount pursuant to Section 2(a)) on the final maturity date of this Note. Any accrued cash interest required to be paid in connection with the provisions of Section 2(c) below which, for any reason, has not theretofore been paid shall increase the Accreted Principal Amount of the Note and be paid in full on the date on which the final principal payment on this Note is made; provided, that any such reason shall not affect or waive any Event of Default that arises due to the failure to make such payment. Interest shall accrue on any principal payment due under this Note (including any Accreted Principal) until such time as payment therefor is actually delivered to the Holder of this Note.

c) Holder’s Election to Receive Interest Payments in Cash. Notwithstanding the terms set forth in Section 2(a) above, in the event that (i) the Company’s EBITDA+SE, as reported on the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K (as applicable) as filed with the SEC is less than $1,250,000 for such quarter, or (ii) the Company’s EBITDA+SE, as reported in the SEC Reports for the trailing four quarters, is less than $4,000,000 in the aggregate, or (iii) an event or condition that would constitute a Material Adverse Effect (as such term is defined in the Purchase Agreement) for the Company shall have occurred, or (iv) the Company shall not have filed its latest Quarterly Report on Form 10-Q or Annual Report on Form 10-K within the timeframe required by the SEC and the rules and regulations set

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forth in the Exchange Act, then the Holder of this Note shall have the option, in its sole discretion, to require that any interest, for the next subsequent quarterly payment period, be paid in cash rather than as Accreted Principal. For purposes of this Section 2(b), the term “EBITDA+SE” shall be defined as earnings before interest, income taxes, depreciation, amortization and stock expense as reported on the financial statements contained in the Company’s Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable. Such election by the Holder shall be made not less than five business days prior to the next subsequent payment date by written request to the Company; provided, however, that the Holder’s election to require that any quarterly interest payment be made in cash shall cease to be effective for any subsequent quarterly period for which the conditions set forth in (i)-(iv) above shall have been satisfied for such subsequent quarterly period.

d) Interest Calculations. Interest shall be calculated on the basis of a 365-day year, and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest, liquidated damages and other amounts (including any Accreted Principal Amount) which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 4(d)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). Except as otherwise provided herein, if at any time the Company pays interest in cash to the holders of the Notes (as required under Section 2(c) above), then such payment of cash shall be distributed ratably among the holders of the then-outstanding Notes based on their (or their predecessor’s) initial purchases of Notes pursuant to the Purchase Agreement.

e) Prepayment. Except for any Forced Conversion of the Notes by the Company in accordance with the terms set forth in Section 6(b) below, the Company may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

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c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion. The Holder, and any assignee by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $4.36, subject to adjustment as described herein (the “Conversion Price”).

c) Conversion Limitations.

i. Issuance Limitations. Notwithstanding anything herein to the contrary, if the Company has not obtained Shareholder Approval, then the Company may not issue, upon conversion of this Note, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date in

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connection with any Notes issued pursuant to the Purchase Agreement or in connection with any shares of Common Stock issued pursuant to the Securities Purchase Agreement or upon exercise of the Warrants (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”). The Holder shall be entitled to the Issuable Maximum.

ii. Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Note beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c)(ii) applies, the determination of whether this Note is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether this Note may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c)(ii), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of

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outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent Quarterly Report on Form10-Q or Annual Report on Form 10-K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Beneficial Ownership Limitation provisions of this Section 4(c)(ii) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, to change or eliminate the Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note (which shall include any Accreted Principal) to be converted by (y) the Conversion Price; provided, that the amount of principal to be converted pursuant to clause (x) shall include any accrued interest (including any Accreted Principal) through the date of such conversion (based on the number of days in such interest period up to and including the date of such conversion).

ii. Delivery of Certificate Upon Conversion. Not later than seven Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares which (A) prior to the Effective Date with respect to such Conversion Shares, shall contain such restrictive legends as may be required pursuant to the Securities Act and (B) on or after the Effective Date with respect to such Conversion Shares, shall be free of restrictive legends and trading restrictions (other than those which may then be required pursuant to the Purchase Agreement). Such certificate or certificates shall

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represent the number of shares of Common Stock being acquired upon the conversion of this Note (including any Accreted Principal Amount to the date of such conversion). On or after the Effective Date with respect to such Conversion Shares, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company.

iv. Obligation Absolute; Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed

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conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the seventh Trading Day after the Conversion Date and the Holder has not elected to rescind such conversion option as specified in Section 4(d)(iii) above, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such seventh Trading Day until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v. [Reserved].

vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Registration Statement.

vii. Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

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viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary, stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Note is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option, warrant or other right to purchase or sells or grants any right to reprice, or otherwise disposes of or issues, any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower

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than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Company’s Common Stock outstanding immediately prior to such issue or sale multiplied by the then-existing Conversion Price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (1) the number of shares of its Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of its Common Stock thus issued or sold or saleable upon the exercise of such purchase rights or the conversion of such convertible securities. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than five (5) Business Days following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, Base Conversion Price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance in the manner calculated above, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c) Subsequent Rights Offerings. If the Company, at any time while the Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or

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warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement delivered to the Holder describing the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)) so distributed or such subscription rights applicable to 1 share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion

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of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of

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which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 6. Redemption and Forced Conversion.

a) Redemption Upon a Change in Control. At any time after the date hereof, in the event of a Change of Control Transaction, in addition to any other rights hereunder, the Holder shall have the right (the “Change in Control Optional Redemption”) to put the then-outstanding principal amount of the Note (including any Accreted Principal Amount) to the Company (the “Change in Control Put”). The Holder shall notify the Company of its exercise of the Change in Control put not less than 3 days prior to such Change in Control Date. Upon the exercise of the Change of Control Put, the Company shall be required to pay to the Holder an amount in cash equal to 100% multiplied by the greater of (i) the then-current Accreted Principal Amount or (ii) the VWAP for the 20 Trading Days preceding the Change in Control Date multiplied by the number of Conversion Shares into which this Note shall then be entitled to be converted.

b) Forced Conversion. Notwithstanding anything herein to the contrary, if after the Effective Date, the VWAP for each of any 20 consecutive Trading Days, which period shall have commenced only after the Effective Date (such period, the “Threshold Period”), exceeds $8.72 for such Threshold Period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date), the Company may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to the Holder (a “Forced Conversion Notice” and the date such notice is delivered to the Holder, the “Forced Conversion Notice Date”) to cause the Holder to convert (a “Forced Conversion”) all of the then-outstanding principal amount of this Note, plus Accreted Principal, liquidated damages and other amounts owing to the Holder under this Note; provided, however, that the make-whole payment under this subsection (A) shall not exceed the Issuable Maximum set forth in Section 4(c)(i) (collectively, the “Forced Conversion Amount”). Notwithstanding the foregoing, the Accreted Principal Amount subject to Forced Conversion in any 30-day period shall be equal to the average weekly trading volume over the prior 20 Trading Days multiplied by the current Conversion Price. (For the avoidance of doubt, the foregoing provision means that if, for example,

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the average weekly trading volume over the past month is 150,000 shares of Common Stock, and $4.36 is the applicable Conversion Price, then the Company could call up to $657,000 of the Notes in any such 30-day period.) The “Conversion Date” for purposes of Section 4 shall be deemed to occur on the twentieth Trading Day following the Forced Conversion Notice Date (such twentieth Trading Day, the “Forced Conversion Date”). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all of the Equity Conditions are met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied to the Holder based on its initial purchases of Notes pursuant to the Purchase Agreement, provided that any voluntary conversions by the Holder shall be applied against the Holder’s allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4, including, without limitation, the provision requiring payment of liquidated damages and limitations on conversions.

c) Receivables Put Option. To the extent that (A) the sum of the Company’s (i) net accounts receivable, plus (ii) cash and cash equivalents, plus (iii) marketable securities (collectively, the “Current Assets”) at the end of any quarterly period, as reported on the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K as filed with the SEC, shall be less than $7,000,000, or (B) revenues as reported on the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K as filed with the SEC shall be less than $5,000,000 for the most recently reported quarterly period, then the Holder shall have the right to put 1/10th of the outstanding Accreted Principal Amount of the Notes to the Company at par (the “Receivables Put Option”), and the Company shall be required to pay such amount to the Holder within 15 days of the receipt of written notice from the Holder exercising such Receivables Put Option.

d) Redemption Procedure. Any amounts required to be paid pursuant to Sections 6(a)-6(c) above shall be payable by the Company in cash on the date of such optional redemption or put set forth in the foregoing sections. If any portion of the payment(s) required to be paid pursuant to Sections 6(a)-6(c) shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of such payments remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Change in Control Optional Redemption, Forced Conversion or Receivables Put Option, ab initio, and, with respect to the Company’s failure to honor the Change in Control Optional Redemption, Forced Conversion or Receivables Put Option, the Company shall have no further right to exercise such Change in Control Optional Redemption, Forced

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Conversion or Receivables Put Option. Notwithstanding anything to the contrary in this Section 6, any payments shall be applied ratably among the Holders of Notes. The Holder may elect to convert or exchange the outstanding Accreted Principal Amount pursuant to Section 4 prior to actual payment for any redemption under this Section 6 by the delivery of a Notice of Conversion or Notice of Exchange.

Section 7. Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; provided, however, that any consent by Holder pursuant to this subsection 7(a) shall not be unreasonably withheld if such indebtedness for borrowed money relates to acquisitions of a business whether through merger, asset purchase, stock purchase or similar purchase agreement;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; provided, however, that any consent by Holder pursuant to this subsection 7(b) shall not be unreasonably withheld if such Liens relate to acquisitions of a business whether through merger, asset purchase, stock purchase or similar purchase agreement;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares as permitted or required under the Transaction Documents, (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note and (iii) repurchases of shares of Common Stock in the open market to replenish shares in the Company’s 2005 Annual Performance Incentive Plan in the ordinary course of business; provided, however, that any such open-market purchases shall not exceed $1,000,000 in the aggregate in any calendar year.

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e) pay cash dividends or distributions on any equity securities of the Company;

f) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, in the case of a principal payment or other default under (A) above or an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Notes (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 10 Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 15 Trading Days after the Company has become or should have become aware of such failure;

iii. a default or event of default by the Company shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below), which default is not cured, if possible to cure, within the lesser of (a) thirty days from such default or event of default or (b) such lesser period as may be provided in the applicable agreement, document or instrument);

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iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

vi. the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. a Registration Statement shall not have been declared effective within the applicable period(s) specified in the Registration Rights Agreement;

ix. if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement in accordance with the terms set forth in the Registration Rights Agreement; provided, however, that if the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading Days during any 12-month period pursuant to this Section 8(a)(ix);

x. the Company shall fail for any reason to deliver certificates to a Holder prior to the seventh Trading Day after a Conversion Date or any Forced Conversion Date pursuant to Section 4(d) or the Company shall provide at any

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time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Notes in accordance with the terms hereof;

xi. any Person shall breach any voting agreement delivered to the Holder pursuant to Section 3.2(a) of the Purchase Agreement;

xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days;

xiii. the Company shall have failed to file any of its SEC Reports on a timely basis; provided, however, that such SEC Reports shall be deemed to be filed on a timely basis if the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of such extension; or

xiv. the Company’s obligations under the Bank of America Loan Agreement or any other bank, credit or other lending facility with any other lender shall not exceed the greater of (i) $5,000,000 or (ii) 60% of the Company’s accounts receivable balance (as reflected on the Company’s financial statements contained in its SEC Reports).

b) Remedies Upon Event of Default. If any Event of Default shall have occurred, at the Holder’s election, (i) the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become immediately due and payable in cash at the Mandatory Default Amount or (ii) commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (727) 544-4386, Attention: Carol Dore-Falcone or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings

27

concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Minneapolis, Minnesota (the “Minnesota Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Minnesota Courts, or such Minnesota Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption. Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

*********************

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GEOPHARMA, INC.

By:
Name:
Title:

30

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 8% Secured Convertible Note due April 5, 2013 of GeoPharma, Inc., a Florida corporation (the “Company”), into shares of common stock, par value $.01 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock yes no
If yes, $ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

A-1

Schedule 1

CONVERSION SCHEDULE

The 8% Secured Convertible Notes due on April 5, 2013 in the aggregate principal amount of $10,000,000 are issued by GeoPharma, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

EXHIBIT F

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO GEOPHARMA, INC. THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (ii) SUCH REGISTRATION OR (iii) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

WARRANT TO PURCHASE

COMMON STOCK

OF

GEOPHARMA, INC.

VOID AFTER APRIL 5, 2014

Warrant Shares: 400,000	Initial Exercise Date: April 5, 2007

THIS WARRANT (the “Warrant”) is issued to Whitebox Pharmaceutical Growth Fund, Ltd. or its registered assigns (the “Holder”) by GeoPharma, Inc., a Florida corporation (the “Company”), on April 5, 2007 (the “Initial Exercise Date”). This Warrant is issued in connection with the Company’s issuance to the Holder of 400,000 shares (the “Shares”) of the Company’s common stock, $.01 par value (the “Common Stock”) pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 5, 2007 (the “Purchase Agreement”). This Warrant is intended to be an investment warrant and is purchased together with the Shares issued pursuant to the Purchase Agreement and is not issued in consideration of any services.

The Holder is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date and on or prior to the close of business on April 5, 2014 (the “Termination Date”) but not thereafter, to subscribe for and purchase from the Company up to 400,000 shares (the “Warrant Shares”) of common stock, par value $.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

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Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, between the Company and the Holder.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days (each day on which the Nasdaq Global Market is open for trading shall constitute a “Trading Day”) of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $5.23 per share, as adjusted from time to time pursuant to Section 3 hereof (the “Exercise Price”).

c) Cashless Exercise. This Warrant may be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= the VWAP for the 10 Trading Days immediately preceding the date of such election;

(B)	= the Exercise Price of this Warrant, as adjusted; and

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(X)=	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

For purposes of this Warrant, the term “VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on Nasdaq or any other national securities exchange on which the Common stock is then listed or quoted (each such exchange, a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on a Trading Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d)	Exercise Limitations.

i.

Holder’s Restrictions. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a

3

limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2(d)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change or eliminate the Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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ii.	Issuance Restrictions. If the Company has not obtained such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Purchase Agreement, including the issuance of all of the Shares in excess of 19.999% of the issued and outstanding Common Stock on the Closing Date, which equals 2,047,304 shares (such approval, the “Shareholder Approval”), then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued pursuant to the Purchase Agreement or issued upon prior exercise of this or any other Warrant issued pursuant to the Purchase Agreement would exceed 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Closing Date, which equals 2,047,304 shares, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement (such number of shares, the “Issuable Maximum”). The Holder shall be entitled to the Issuable Maximum. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Shares and Warrants held by it in its sole discretion.

e)	Mechanics of Exercise.

i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 7 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such

5

shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid. If the Company fails for any reason to deliver to the Holder certificates evidencing the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date and the Holder shall not have exercised its rescission rights under Section 2(e)(iv), then the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such certificates are delivered.

iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. [Reserved].

vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued

6

in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

b) Subsequent Equity Sales. If the Company or any Affiliate thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option or warrant to purchase, or sell or grant any right to reprice its securities, or otherwise dispose of or issue any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then-current Exercise Price (such lower price, the “Base Share Price,” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then upon such Dilutive Issuance, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Company’s Common Stock outstanding immediately prior to such issue or

7

sale multiplied by the then-existing Exercise Price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (1) the number of shares of its Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of its Common Stock thus issued or sold or saleable upon the exercise of such purchase rights or the conversion of such convertible securities. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price in the manner calculated above regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. For purposes of this Section 3(b), the term “Exempt Issuance” shall means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Company’s 1999 Stock Option Plan and the Company’s Officers’ Compensation Plan Restricted Shares or any other stock or option plan existing as of the date hereof that has been duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (provided that any such issuances shall not exceed 10% of the Company’s outstanding shares and/or options, in the aggregate, in any twelve-month period), (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with or complementary to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights

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or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets (including cash and cash dividends) or evidence of indebtedness or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets (including cash and cash dividends) or evidences of indebtedness or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such

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exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(e) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all-cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the Company or any successor entity shall pay at the Holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula calculated by using the OV function on Bloomberg L.P. using a volatility equal to 50%, a dividend yield of 0%, and an interest rate equal to the current prime rate.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

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h)	Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate Transaction (as defined below) despite the prohibition thereon, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of the shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

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Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and in the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) promulgated under the Securities Act.

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Section 5. Miscellaneous.

a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company shall (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value,

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(b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

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k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GEOPHARMA, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

TO: GEOPHARMA, INC.

(1) The undersigned hereby elects to purchase                      Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD.

Name of Investing Entity: WHITEBOX PHARMACEUTICAL GROWTH FUND, LTD.

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [        ] all of or [            ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________whose address is

_____________________________________________________________________________________.

_____________________________________________________________________________________

Dated:             ,

Holder’s Signature: ____________________

Holder’s Address: _____________________

                                ______________________

Signature Guaranteed: ____________________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

PROXY	PROXY

GEOPHARMA, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JANUARY 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mihir Taneja and Dr. Kotha S. Sekharam, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of GeoPharma, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on January 18, 2008 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 and 6

		For	Against	Abstain
1.	Proposal to approve the adoption of a classified board of directors with staggered terms	☐	☐	☐

2.	Election of Directors	For	Withhold

Nominees:
	Jugal K. Taneja	☐	☐
	Mihir K. Taneja	☐	☐
	Dr. Kotha S. Sekharam	☐	☐
	Carol Dore-Falcone	☐	☐
	Mandeep K. Taneja	☐	☐
	Dr. Barry H. Dash	☐	☐
	Shan Shikarpuri	☐	☐
	George L. Stuart, Jr.	☐	☐
	A. Theodore Stautberg	☐	☐
	Dr. Rafick Henein	☐	☐
	William L. LaGamba	☐	☐

		For	Against	Abstain
3.	Proposal to amend the Company's by-laws to reduce the quorum voting requirements to one-third of the shares entitled to vote	☐	☐	☐

		For	Against	Abstain
4.	Proposal to authorize and approve the Company’s 2007 Incentive Stock Plan	☐	☐	☐

		For	Against	Abstain
5.	Proposal to approve the possible issuance of more than 20% of the Company’s issued and outstanding common stock	☐	☐	☐

		For	Against	Abstain
6.	Proposal to ratify the selection of Brimmer, Burek & Keelan, LLP as the Company’s independent auditors for fiscal year 2008	☐	☐	☐

If you plan to attend the Annual Meeting please mark this box ☐

Dated: , 2008
.

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE